EXHIBIT 99.2
American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)
	Q4'24	Q3'24	Q2'24	Q1'24	Q4'23	YOY % change	FY'24	FY'23	YOY % change
Non-interest revenues
Discount revenue	$9,177	$8,780	$8,855	$8,380	$8,580	7	$35,192	$33,416	5
Net card fees	2,245	2,170	2,060	1,974	1,907	18	8,449	7,255	16
Service fees and other revenue	1,290	1,267	1,280	1,292	1,294	—	5,129	5,005	2
Processed revenue	429	413	408	386	414	4	1,636	1,705	(4)
Total non-interest revenues	13,141	12,630	12,603	12,032	12,195	8	50,406	47,381	6
Interest income
Interest on loans	5,503	5,442	5,092	5,058	4,910	12	21,095	17,697	19
Interest and dividends on investment securities	18	18	25	25	31	(42)	86	128	(33)
Deposits with banks and other	556	689	677	692	611	(9)	2,614	2,158	21
Total interest income	6,077	6,149	5,794	5,775	5,552	9	23,795	19,983	19
Interest expense
Deposits	1,397	1,446	1,425	1,427	1,385	1	5,695	4,865	17
Long-term debt and other	642	697	639	579	563	14	2,557	1,984	29
Total interest expense	2,039	2,143	2,064	2,006	1,948	5	8,252	6,849	20
Net interest income	4,038	4,006	3,730	3,769	3,604	12	15,543	13,134	18
Total revenues net of interest expense	17,179	16,636	16,333	15,801	15,799	9	65,949	60,515	9
Provisions for credit losses
Card Member receivables	182	170	226	196	222	(18)	774	880	(12)
Card Member loans	1,011	1,114	970	1,014	1,148	(12)	4,109	3,839	7
Other	99	72	72	59	67	48	302	204	48
Total provisions for credit losses	1,292	1,356	1,268	1,269	1,437	(10)	5,185	4,923	5
Total revenues net of interest expense after provisions for credit losses	15,887	15,280	15,065	14,532	14,362	11	60,764	55,592	9

Expenses
Card Member rewards	4,430	4,168	4,227	3,774	3,851	15	16,599	15,367	8
Business development	1,637	1,430	1,427	1,392	1,483	10	5,886	5,657	4
Card Member services	1,278	1,179	1,154	1,171	1,063	20	4,782	3,968	21
Marketing	1,614	1,470	1,480	1,476	1,228	31	6,040	5,213	16
Salaries and employee benefits	2,102	2,049	1,949	2,098	2,131	(1)	8,198	8,067	2
Professional services	698	579	542	455	645	8	2,274	2,029	12
Data processing and equipment	805	725	701	657	764	5	2,888	2,805	3
Other, net	567	476	(205)	364	685	(17)	1,202	1,973	(39)
Total expenses	13,131	12,076	11,275	11,387	11,850	11	47,869	45,079	6
Pretax income	2,756	3,204	3,790	3,145	2,512	10	12,895	10,513	23
Income tax provision	586	697	775	708	579	1	2,766	2,139	29
Net income	$2,170	$2,507	$3,015	$2,437	$1,933	12	$10,129	$8,374	21
Net income attributable to common shareholders (A)	$2,139	$2,474	$2,977	$2,405	$1,904	12	$9,995	$8,252	21
Effective tax rate	21.3%	21.8%	20.4%	22.5%	23.0%		21.5%	20.3%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$3.04	$3.50	$4.16	$3.34	$2.63	16	$14.04	$11.23	25
Average common shares outstanding	703	708	716	721	725	(3)	712	735	(3)
Diluted
Net income attributable to common shareholders	$3.04	$3.49	$4.15	$3.33	$2.62	16	$14.01	$11.21	25
Average common shares outstanding	704	709	717	722	726	(3)	713	736	(3)
Cash dividends declared per common share	$0.70	$0.70	$0.70	$0.70	$0.60	17	$2.80	$2.40	17

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Millions, except percentages, per share amounts and where indicated)

	Q4'24	Q3'24	Q2'24	Q1'24	Q4'23	YOY % change
Assets
Cash & cash equivalents	$40,640	$47,918	$52,895	$54,213	$46,596	(13)
Card Member receivables, less reserves	59,240	58,886	59,485	59,624	60,237	(2)
Card Member loans, less reserves	133,995	128,960	125,530	121,348	120,877	11
Card Member loans held for sale	758	—	—	—	—	—
Investment securities	1,240	1,268	1,210	2,232	2,186	(43)
Other (B)	35,588	33,947	33,099	31,844	31,212	14
Total assets	$271,461	$270,979	$272,219	$269,261	$261,108	4

Liabilities and Shareholders' Equity
Customer deposits	$139,413	$135,438	$133,746	$134,418	$129,144	8
Short-term borrowings	1,374	1,457	1,639	1,742	1,293	6
Long-term debt	49,715	53,546	51,521	48,826	47,866	4
Other (B)	50,695	50,831	55,773	55,511	54,748	(7)
Total liabilities	241,197	241,272	242,679	240,497	233,051	3

Shareholders' Equity	30,264	29,707	29,540	28,764	28,057	8
Total liabilities and shareholders' equity	$271,461	$270,979	$272,219	$269,261	$261,108	4

Return on average equity (C)	34.6%	33.9%	41.4%	34.3%	31.5%
Return on average common equity (C)	36.1%	35.3%	43.2%	35.9%	33.0%
Book value per common share (dollars)	$40.88	$39.92	$39.26	$37.79	$36.61	12

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q4'24	Q3'24	Q2'24	Q1'24	Q4'23
Shares Outstanding (in millions)
Beginning of period	704	712	719	723	729
Repurchase of common shares	(3)	(8)	(7)	(5)	(6)
Net impact of employee benefit plans and others	1	—	—	1	—
End of period	702	704	712	719	723

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.5%	10.7%	10.8%	10.6%	10.5%
Tier 1	11.2%	11.4%	11.5%	11.3%	11.3%
Total	13.2%	13.4%	13.5%	13.2%	13.1%

Common Equity Tier 1	$24.9	$24.6	$24.6	$23.7	$23.2
Tier 1 Capital	$26.4	$26.2	$26.1	$25.3	$24.8
Tier 2 Capital	$4.7	$4.6	$4.6	$4.1	$4.0
Total Capital	$31.1	$30.8	$30.7	$29.4	$28.8
RWA	$235.8	$229.9	$227.8	$223.4	$219.7
Tier 1 Leverage	9.8%	9.8%	9.9%	9.8%	9.9%
Supplementary Leverage Ratio (SLR) (D)	8.3%
Average Total Assets to calculate the Tier 1 Leverage Ratio (E)	$268.8	$267.6	$263.3	$257.6	$249.6
Total Leverage Exposure to calculate SLR (D)	$317.0

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Millions, except percentages and where indicated)

	Q4'24	Q3'24	Q2'24	Q1'24	Q4'23	YOY % change	FY'24	FY'23	YOY % change
Network volumes (billions) (F)	$464.0	$441.0	$440.6	$419.2	$434.4	7	$1,764.8	$1,680.1	5
Billed business (F)	$408.4	$387.3	$388.2	$367.0	$379.8	8	$1,550.9	$1,459.6	6
Processed volumes (F)	$55.6	$53.7	$52.4	$52.2	$54.6	2	$213.9	$220.5	(3)

Card Member loans	$139,674	$134,548	$130,851	$126,619	$125,995	11	$139,674	$125,995	11

Cards-in-force (G)	146.5	145.5	144.3	142.4	141.2	4	146.5	141.2	4
Proprietary cards-in-force	83.6	82.9	82.1	81.1	80.2	4	83.6	80.2	4

Basic cards-in-force (G)	123.3	122.4	121.4	119.8	118.7	4	123.3	118.7	4
Proprietary basic cards-in-force	64.3	63.7	63.1	62.3	61.7	4	64.3	61.7	4

Average proprietary basic Card Member spending (dollars)	$6,378	$6,110	$6,192	$5,919	$6,179	3	$24,608	$24,059	2

Average fee per card (dollars) (H)	$108	$105	$101	$98	$95	14	$103	$92	12

Proprietary new cards acquired (I)	3.0	3.3	3.3	3.4	2.9		13.0	12.2

See Appendix III for footnote references

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (J)					Reported	FX-Adjusted (J)
	Q4'24	Q3'24	Q2'24	Q1'24	Q4'23	Q4'24	Q3'24	Q2'24	Q1'24	Q4'23	FY'24	FY'24
Network volumes (F)	7%	5%	3%	5%	5%	8%	5%	4%	6%	5%	5%	6%
Billed business (F)	8	6	5	6	6	8	6	6	7	6	6	7
U.S. Consumer Services	9	6	6	8	7	n/a	n/a	n/a	n/a	n/a	7	n/a
Commercial Services	4	1	2	2	1	4	1	2	2	1	2	2
International Card Services	11	13	10	11	14	15	13	13	13	13	11	14
Processed volumes (F)	2	(1)	(10)	(2)	(2)	6	1	(7)	2	(1)	(3)	—

Merchant industry billed business
Goods & Services (G&S) spend (74% of Q4'24 billed business)	7	6	5	6	5	8	6	6	6	5	7	6
T&E spend (26% of Q4'24 billed business)	9	6	6	8	9	10	6	7	8	9	5	8

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Card Member Loans and Card Member Receivables
(Millions, except percentages and where indicated)

	Q4'24	Q3'24	Q2'24	Q1'24	Q4'23	YOY % change	FY'24	FY'23	YOY % change
Card Member loans and receivables
Net write-off rate (principal, interest and fees) (K)	2.2%	2.2%	2.4%	2.3%	2.2%		2.3%	2.0%
Net write-off rate (principal only) (K)(L)	1.9%	1.9%	2.1%	2.1%	2.0%		2.0%	1.8%
30+ days past due as a % of total (L)	1.3%	1.3%	1.2%	1.3%	1.3%		1.3%	1.3%

Card Member loans
Total Card Member loans	$139,674	$134,548	$130,851	$126,619	$125,995	11	$139,674	$125,995	11
Credit loss reserves
Beginning balance	$5,588	$5,321	$5,271	$5,118	$4,721	18	$5,118	$3,747	37
Provisions - principal, interest and fees	1,011	1,114	970	1,014	1,148	(12)	4,109	3,839	7
Net write-offs - principal less recoveries	(735)	(701)	(753)	(705)	(631)	16	(2,894)	(2,043)	42
Net write-offs - interest and fees less recoveries	(159)	(152)	(160)	(150)	(133)	20	(621)	(443)	40
Other (M)	(26)	6	(7)	(6)	13	#	(33)	18	#
Ending balance	$5,679	$5,588	$5,321	$5,271	$5,118	11	$5,679	$5,118	11
% of loans	4.1%	4.2%	4.1%	4.2%	4.1%		4.1%	4.1%
% of past due	288%	297%	312%	297%	297%		288%	297%
Average loans	$136,972	$132,956	$128,321	$124,720	$121,774	12	$130,758	$114,816	14
Net write-off rate (principal, interest and fees) (K)	2.6%	2.6%	2.8%	2.7%	2.5%		2.7%	2.2%
Net write-off rate (principal only) (K)(L)	2.1%	2.1%	2.3%	2.3%	2.1%		2.2%	1.8%
30+ days past due as a % of total (L)	1.4%	1.4%	1.3%	1.4%	1.4%		1.4%	1.4%

Net interest income divided by average Card Member loans including loans held for sale (N)	11.7%	12.0%	11.7%	12.2%	11.7%		11.9%	11.4%
Net interest yield on average Card Member loans including loans held for sale (N)	11.8%	12.0%	11.7%	12.0%	11.7%		11.9%	11.5%

Card Member receivables
Total Card Member receivables	$59,411	$59,042	$59,656	$59,775	$60,411	(2)	$59,411	$60,411	(2)
Credit loss reserves
Beginning balance	$156	$171	$151	$174	$174	(10)	$174	$229	(24)
Provisions - principal and fees	182	170	226	196	222	(18)	774	880	(12)
Net write-offs - principal and fees less recoveries	(164)	(187)	(205)	(217)	(223)	(26)	(773)	(937)	(18)
Other (M)	(3)	2	(1)	(2)	1	#	(4)	2	#
Ending balance	$171	$156	$171	$151	$174	(2)	$171	$174	(2)
% of receivables	0.3%	0.3%	0.3%	0.3%	0.3%		0.3%	0.3%
Net write-off rate (principal and fees) (K)	1.1%	1.3%	1.4%	1.5%	1.5%		1.3%	1.6%
Net write-off rate (principal only) (K)(L)	1.2%	1.4%	1.5%	1.7%	1.7%		1.5%	1.8%
30+ days past due as a % of total (L)	0.9%	0.9%	0.9%	1.1%	1.1%		0.9%	1.1%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Other Loans and Other Receivables
(Millions, except percentages and where indicated)

	Q4'24	Q3'24	Q2'24	Q1'24	Q4'23	YOY % change	FY'24	FY'23	YOY % change
Other loans (B)
Total other loans	$9,232	$8,460	$8,157	$7,601	$7,086	30	$9,232	$7,086	30
Credit loss reserves
Beginning balance	$154	$140	$136	$126	$108	43	$126	$59	#
Provisions	94	60	49	53	52	81	256	174	47
Net write-offs	(53)	(46)	(45)	(43)	(34)	56	(187)	(107)	75
Other (M)	(1)	—	—	—	—	—	(1)	—	—
Ending balance	$194	$154	$140	$136	$126	54	$194	$126	54
% of other loans	2.1%	1.8%	1.7%	1.8%	1.8%		2.1%	1.8%

Other receivables (B)
Total other receivables	$3,587	$3,800	$3,889	$3,785	$3,654	(2)	$3,587	$3,654	(2)
Credit loss reserves
Beginning balance	$49	$44	$27	$27	$27	81	$27	$22	23
Provisions	5	12	23	6	15	(67)	46	30	53
Net write-offs	(28)	(6)	(4)	(6)	(16)	75	(44)	(25)	76
Other (M)	1	(1)	(2)	—	1	—	(2)	—	—
Ending balance	$27	$49	$44	$27	$27	—	$27	$27	—
% of other receivables	0.8%	1.3%	1.1%	0.7%	0.7%		0.8%	0.7%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	U.S. Consumer Services (USCS)	Commercial Services (CS)	International Card Services (ICS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q4'24
Non-interest revenues	$5,314	$3,388	$2,725	$1,723	$(9)	$13,141
Interest income	3,753	1,176	583	11	554	6,077
Interest expense	815	442	318	(160)	624	2,039
Total revenues net of interest expense	8,252	4,122	2,990	1,894	(79)	17,179
Total provisions for credit losses	784	311	194	6	(3)	1,292
Total revenues net of interest expense after provisions for credit losses	7,468	3,811	2,796	1,888	(76)	15,887
Card Member rewards, business development and Card Member services	3,816	1,751	1,442	322	14	7,345
Marketing	813	360	306	130	5	1,614
Salaries and employee benefits and other operating expenses	1,294	886	1,014	583	395	4,172
Total expenses	5,923	2,997	2,762	1,035	414	13,131
Pretax income (loss)	$1,545	$814	$34	$853	$(490)	$2,756
Q4'23
Non-interest revenues	$4,782	$3,266	$2,466	$1,693	$(12)	$12,195
Interest income	3,399	949	574	15	615	5,552
Interest expense	786	407	348	(233)	640	1,948
Total revenues net of interest expense	7,395	3,808	2,692	1,941	(37)	15,799
Total provisions for credit losses	860	368	194	14	1	1,437
Total revenues net of interest expense after provisions for credit losses	6,535	3,440	2,498	1,927	(38)	14,362
Card Member rewards, business development and Card Member services	3,267	1,574	1,216	326	14	6,397
Marketing	544	281	272	131	—	1,228
Salaries and employee benefits and other operating expenses	1,255	919	866	648	537	4,225
Total expenses	5,066	2,774	2,354	1,105	551	11,850
Pretax income (loss)	$1,469	$666	$144	$822	$(589)	$2,512
YOY % change
Non-interest revenues	11	4	11	2	25	8
Interest income	10	24	2	(27)	(10)	9
Interest expense	4	9	(9)	31	(3)	5
Total revenues net of interest expense	12	8	11	(2)	#	9
Total provisions for credit losses	(9)	(15)	—	(57)	#	(10)
Total revenues net of interest expense after provisions for credit losses	14	11	12	(2)	#	11
Card Member rewards, business development and Card Member services	17	11	19	(1)	—	15
Marketing	49	28	13	(1)	—	31
Salaries and employee benefits and other operating expenses	3	(4)	17	(10)	(26)	(1)
Total expenses	17	8	17	(6)	(25)	11
Pretax income (loss)	5	22	(76)	4	17	10

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q4'24	Q3'24	Q2'24	Q1'24	Q4'23	YOY % change	FY'24	FY'23	YOY % change
Non-interest revenues	$5,314	$5,028	$5,029	$4,766	$4,782	11	$20,137	$18,464	9
Interest income	3,753	3,722	3,474	3,481	3,399	10	14,430	12,336	17
Interest expense	815	806	771	748	786	4	3,140	2,684	17
Net interest income	2,938	2,916	2,703	2,733	2,613	12	11,290	9,652	17
Total revenues net of interest expense	8,252	7,944	7,732	7,499	7,395	12	31,427	28,116	12
Total provisions for credit losses	784	812	706	727	860	(9)	3,029	2,855	6
Total revenues net of interest expense after provisions for credit losses	7,468	7,132	7,026	6,772	6,535	14	28,398	25,261	12
Card Member rewards, business development and Card Member services	3,816	3,570	3,587	3,356	3,267	17	14,329	12,808	12
Marketing	813	755	764	719	544	49	3,051	2,585	18
Salaries and employee benefits and other operating expenses	1,294	1,148	1,115	1,084	1,255	3	4,641	4,435	5
Total expenses	5,923	5,473	5,466	5,159	5,066	17	22,021	19,828	11
Pretax segment income	$1,545	$1,659	$1,560	$1,613	$1,469	5	$6,377	$5,433	17

Billed business (billions) (F)	$174.0	$162.3	$165.1	$153.4	$159.7	9	$654.8	$610.8	7
Proprietary cards-in-force (G)	46.3	45.7	45.2	44.4	43.8	6	46.3	43.8	6
Proprietary basic cards-in-force (G)	32.5	32.1	31.7	31.1	30.7	6	32.5	30.7	6
Average proprietary basic Card Member spending (dollars)	$5,387	$5,091	$5,258	$4,962	$5,229	3	$20,707	$20,303	2

Segment assets	$114,228	$106,201	$108,224	$104,297	$107,158	7	$114,228	$107,158	7

Card Member loans
Total loans	$92,632	$86,752	$84,958	$82,255	$83,207	11	$92,632	$83,207	11
Average loans	$89,178	$86,223	$83,452	$81,746	$80,304	11	$85,264	$75,975	12
Net write-off rate (principal, interest and fees) (K)	2.6%	2.6%	2.9%	2.8%	2.5%		2.7%	2.2%
Net write-off rate (principal only) (K)	2.1%	2.1%	2.4%	2.3%	2.1%		2.2%	1.7%
30+ days past due as a % of total	1.4%	1.4%	1.3%	1.4%	1.4%		1.4%	1.4%

Net interest income divided by average Card Member loans (N)	13.1%	13.5%	13.0%	13.4%	12.9%		13.2%	12.7%
Net interest yield on average Card Member loans (N)	12.7%	13.0%	12.6%	13.0%	12.7%		12.8%	12.4%

Card Member receivables
Total receivables	$14,419	$13,168	$13,796	$13,588	$14,789	(3)	$14,419	$14,789	(3)
Net write-off rate (principal and fees) (K)	0.9%	1.2%	1.2%	1.5%	1.3%		1.2%	1.3%
Net write-off rate (principal only) (K)	0.8%	1.1%	1.1%	1.3%	1.2%		1.1%	1.2%
30+ days past due as a % of total	0.6%	0.7%	0.7%	0.8%	0.8%		0.6%	0.8%

See Appendix III for footnote references

Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)
	Q4'24	Q3'24	Q2'24	Q1'24	Q4'23	YOY % change	FY'24	FY'23	YOY % change
Non-interest revenues	$3,388	$3,304	$3,333	$3,194	$3,266	4	$13,219	$12,931	2
Interest income	1,176	1,142	1,051	1,005	949	24	4,374	3,328	31
Interest expense	442	448	430	414	407	9	1,734	1,483	17
Net interest income	734	694	621	591	542	35	2,640	1,845	43
Total revenues net of interest expense	4,122	3,998	3,954	3,785	3,808	8	15,859	14,776	7
Total provisions for credit losses	311	374	349	355	368	(15)	1,389	1,313	6
Total revenues net of interest expense after provisions for credit losses	3,811	3,624	3,605	3,430	3,440	11	14,470	13,463	7
Card Member rewards, business development and Card Member services	1,751	1,627	1,633	1,493	1,574	11	6,504	6,332	3
Marketing	360	308	325	326	281	28	1,319	1,090	21
Salaries and employee benefits and other operating expenses	886	781	742	733	919	(4)	3,142	3,180	(1)
Total expenses	2,997	2,716	2,700	2,552	2,774	8	10,965	10,602	3
Pretax segment income	$814	$908	$905	$878	$666	22	$3,505	$2,861	23

Billed business (billions) (F)	$136.0	$131.0	$132.3	$127.1	$131.3	4	$526.5	$516.0	2
Proprietary cards-in-force (G)	15.4	15.5	15.4	15.4	15.4	—	15.4	15.4	—
Average proprietary basic Card Member spending (dollars)	$8,804	$8,474	$8,588	$8,261	$8,515	3	$34,130	$33,745	1

Segment assets	$58,969	$59,716	$58,993	$58,143	$55,361	7	$58,969	$55,361	7

Card Member loans
Total loans	$29,647	$29,869	$28,621	$27,634	$25,838	15	$29,647	$25,838	15
Average loans	$30,203	$29,428	$28,031	$26,553	$25,608	18	$28,518	$23,877	19
Net write-off rate (principal, interest and fees) (K)	2.7%	2.6%	2.7%	2.6%	2.4%		2.7%	2.0%
Net write-off rate (principal only) (K)	2.3%	2.2%	2.3%	2.3%	2.1%		2.3%	1.7%
30+ days past due as a % of total	1.5%	1.5%	1.4%	1.5%	1.4%		1.5%	1.4%

Net interest income divided by average Card Member loans including loans held for sale (N)	9.6%	9.4%	8.9%	9.0%	8.4%		9.2%	7.7%
Net interest yield on average Card Member loans including loans held for sale (N)	11.1%	10.9%	10.5%	10.6%	10.3%		10.8%	9.9%

Card Member receivables
Total receivables	$24,945	$26,341	$26,737	$27,024	$26,222	(5)	$24,945	$26,222	(5)
Net write-off rate (principal and fees) (K)	1.1%	1.3%	1.4%	1.4%	1.5%		1.3%	1.5%
Net write-off rate (principal only) - small business (K)	1.6%	1.8%	2.0%	2.1%	2.0%		1.9%	2.1%
30+ days past due as a % of total - small business	1.3%	1.2%	1.2%	1.4%	1.5%		1.3%	1.5%
90+ days past billing as a % of total - corporate	0.4%	0.4%	0.4%	0.5%	0.4%		0.4%	0.4%

See Appendix III for footnote references

International Card Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q4'24	Q3'24	Q2'24	Q1'24	Q4'23	YOY % change	FY'24	FY'23	YOY % change
Non-interest revenues	$2,725	$2,659	$2,548	$2,437	$2,466	11	$10,369	$9,472	9
Interest income	583	588	577	583	574	2	2,331	2,076	12
Interest expense	318	311	303	307	348	(9)	1,239	1,118	11
Net interest income	265	277	274	276	226	17	1,092	958	14
Total revenues net of interest expense	2,990	2,936	2,822	2,713	2,692	11	11,461	10,430	10
Total provisions for credit losses	194	158	192	182	194	—	726	727	—
Total revenues net of interest expense after provisions for credit losses	2,796	2,778	2,630	2,531	2,498	12	10,735	9,703	11
Card Member rewards, business development and Card Member services	1,442	1,296	1,302	1,203	1,216	19	5,243	4,588	14
Marketing	306	287	290	352	272	13	1,235	1,081	14
Salaries and employee benefits and other operating expenses	1,014	740	748	724	866	17	3,226	3,061	5
Total expenses	2,762	2,323	2,340	2,279	2,354	17	9,704	8,730	11
Pretax segment income	$34	$455	$290	$252	$144	(76)	$1,031	$973	6

Billed business (billions) (F)	$97.7	$93.6	$90.2	$85.4	$88.1	11	$366.9	$329.5	11
Proprietary cards-in-force (G)	21.9	21.7	21.5	21.3	21.0	4	21.9	21.0	4
Proprietary basic cards-in-force (G)	16.4	16.2	16.0	15.8	15.6	5	16.4	15.6	5
Average proprietary basic Card Member spending (dollars)	$6,003	$5,829	$5,681	$5,436	$5,684	6	$22,965	$21,550	7

Segment assets	$42,879	$43,073	$41,982	$41,472	$42,234	2	$42,879	$42,234	2

Card Member loans - consumer and small business
Total loans	$17,395	$17,927	$17,272	$16,730	$16,950	3	$17,395	$16,950	3
Average loans	$17,591	$17,305	$16,838	$16,422	$15,862	11	$16,976	$14,964	13
Net write-off rate (principal, interest and fees) (K)	2.3%	2.4%	2.5%	2.6%	2.5%		2.5%	2.5%
Net write-off rate (principal only) (K)	1.9%	2.0%	2.1%	2.2%	2.1%		2.1%	2.1%
30+ days past due as a % of total	1.2%	1.2%	1.2%	1.3%	1.3%		1.2%	1.3%

Net interest income divided by average Card Member loans (N)	6.0%	6.4%	6.5%	6.8%	5.6%		6.4%	6.4%
Net interest yield on average Card Member loans (N)	8.7%	8.8%	9.0%	9.5%	9.1%		9.0%	9.2%

Card Member receivables
Total receivables	$20,047	$19,533	$19,123	$19,163	$19,400	3	$20,047	$19,400	3
Net write-off rate (principal and fees) (K)	1.3%	1.3%	1.5%	1.6%	1.8%		1.4%	2.1%
Net write-off rate (principal only) - consumer and small business (K)	1.3%	1.4%	1.6%	1.7%	1.8%		1.5%	2.2%
30+ days past due as a % of total - consumer and small business	0.8%	0.9%	0.9%	1.0%	1.0%		0.8%	1.0%
90+ days past billing as a % of total - corporate	0.4%	0.4%	0.4%	0.5%	0.5%		0.4%	0.5%

See Appendix III for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q4'24	Q3'24	Q2'24	Q1'24	Q4'23	YOY % change	FY'24	FY'23	YOY % change
Non-interest revenues	$1,723	$1,667	$1,684	$1,655	$1,693	2	$6,729	$6,620	2
Interest income	11	11	13	17	15	(27)	52	57	(9)
Interest expense	(160)	(169)	(176)	(198)	(233)	31	(703)	(719)	2
Net interest income	171	180	189	215	248	(31)	755	776	(3)
Total revenues net of interest expense	1,894	1,847	1,873	1,870	1,941	(2)	7,484	7,396	1
Total provisions for credit losses	6	10	20	6	14	(57)	42	27	56
Total revenues net of interest expense after provisions for credit losses	1,888	1,837	1,853	1,864	1,927	(2)	7,442	7,369	1
Business development and Card Member services	322	269	278	279	326	(1)	1,148	1,218	(6)
Marketing	130	112	96	73	131	(1)	411	437	(6)
Salaries and employee benefits and other operating expenses	583	465	(58)	495	648	(10)	1,485	2,058	(28)
Total expenses	1,035	846	316	847	1,105	(6)	3,044	3,713	(18)
Pretax segment income	$853	$991	$1,537	$1,017	$822	4	$4,398	$3,656	20

Total network volumes (billions) (F)	$464.0	$441.0	$440.6	$419.2	$434.4	7	$1,764.8	$1,680.1	5

Segment assets	$17,712	$17,739	$24,446	$24,885	$23,714	(25)	$17,712	$23,714	(25)

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q4'24	Q3'24	Q2'24	Q1'24	Q4'23
ROE
Annualized Net income	$10,129	$10,028	$12,060	$9,748	$8,374
Average shareholders' equity	$29,266	$29,623	$29,152	$28,410	$26,557
Return on average equity (C)	34.6%	33.9%	41.4%	34.3%	31.5%

Reconciliation of ROCE
Annualized Net income	$10,129	$10,028	$12,060	$9,748	$8,374
Preferred share dividends and equity related adjustments	58	58	59	57	58
Earnings allocated to participating share awards and other	76	75	92	73	64
Net income attributable to common shareholders	$9,995	$9,895	$11,909	$9,618	$8,252

Average shareholders' equity	$29,266	$29,623	$29,152	$28,410	$26,557
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$27,682	$28,039	$27,568	$26,826	$24,973
Return on average common equity (C)	36.1%	35.3%	43.2%	35.9%	33.0%

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q4'24	Q3'24	Q2'24	Q1'24	Q4'23	FY'24	FY'23
Consolidated
Net interest income	$4,038	$4,006	$3,730	$3,769	$3,604	$15,543	$13,134
Exclude:
Interest expense not attributable to our Card Member loan portfolio (O)	865	940	912	882	821	3,599	2,943
Interest income not attributable to our Card Member loan portfolio (P)	(823)	(940)	(920)	(916)	(824)	(3,599)	(2,896)
Adjusted net interest income (N)	$4,080	$4,006	$3,722	$3,735	$3,601	$15,543	$13,181
Average Card Member loans including loans held for sale	$137,161	$132,956	$128,321	$124,720	$121,774	$130,817	$114,816
Net interest income divided by average Card Member loans including loans held for sale (N)	11.7%	12.0%	11.7%	12.2%	11.7%	11.9%	11.4%
Net interest yield on average Card Member loans including loans held for sale (N)	11.8%	12.0%	11.7%	12.0%	11.7%	11.9%	11.5%

U.S. Consumer Services
Net interest income	$2,938	$2,916	$2,703	$2,733	$2,613	$11,290	$9,652
Exclude:
Interest expense not attributable to our Card Member loan portfolio (O)	73	45	44	36	71	198	192
Interest income not attributable to our Card Member loan portfolio (P)	(160)	(143)	(132)	(122)	(112)	(557)	(386)
Adjusted net interest income (N)	$2,851	$2,818	$2,615	$2,647	$2,572	$10,931	$9,458
Average Card Member loans	$89,178	$86,223	$83,452	$81,746	$80,304	$85,264	$75,975
Net interest income divided by average Card Member loans (N)	13.1%	13.5%	13.0%	13.4%	12.9%	13.2%	12.7%
Net interest yield on average Card Member loans (N)	12.7%	13.0%	12.6%	13.0%	12.7%	12.8%	12.4%

Commercial Services
Net interest income	$734	$694	$621	$591	$542	$2,640	$1,845
Exclude:
Interest expense not attributable to our Card Member loan portfolio (O)	198	193	190	184	186	765	711
Interest income not attributable to our Card Member loan portfolio (P)	(86)	(84)	(81)	(74)	(65)	(325)	(204)
Adjusted net interest income (N)	$846	$803	$730	$701	$663	$3,080	$2,352
Average Card Member loans including loans held for sale	$30,392	$29,428	$28,031	$26,553	$25,608	$28,576	$23,877
Net interest income divided by average Card Member loans including loans held for sale (N)	9.6%	9.4%	8.9%	9.0%	8.4%	9.2%	7.7%
Net interest yield on average Card Member loans including loans held for sale (N)	11.1%	10.9%	10.5%	10.6%	10.3%	10.8%	9.9%

International Card Services
Net interest income	$265	$277	$274	$276	$226	$1,092	$958
Exclude:
Interest expense not attributable to our Card Member loan portfolio (O)	130	122	118	126	156	496	475
Interest income not attributable to our Card Member loan portfolio (P)	(12)	(14)	(15)	(15)	(16)	(56)	(62)
Adjusted net interest income (N)	$383	$385	$377	$387	$366	$1,532	$1,371
Average Card Member loans	$17,591	$17,305	$16,838	$16,422	$15,862	$16,976	$14,964
Net interest income divided by average Card Member loans (N)	6.0%	6.4%	6.5%	6.8%	5.6%	6.4%	6.4%
Net interest yield on average Card Member loans (N)	8.7%	8.8%	9.0%	9.5%	9.1%	9.0%	9.2%
See Appendix III for footnote references

Appendix III	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $17 million, $18 million, $23 million, $18 million and $14 million in Q4'24, Q3'24, Q2'24, Q1'24 and Q4'23, respectively; and (ii) dividends on preferred shares of $14 million, $15 million, $15 million, $14 million and $15 million in Q4'24, Q3'24, Q2'24, Q1'24 and Q4'23, respectively.
(B)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses, Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(C)	Return on Average Equity (ROE) is calculated by dividing annualized net income for the period by average shareholders' equity for the period. Return on Average Common Equity (ROCE) is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.
(D)	Supplementary Leverage Ratio is calculated as Tier 1 capital divided by total leverage exposure. Total leverage exposure includes total average on-balance sheet assets and certain off-balance sheet exposures, less amounts permitted to be deducted from Tier 1 capital. We became a Category III firm in the third quarter of 2024 and thus are subject to a minimum supplementary leverage ratio from the fourth quarter onwards.
(E)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(F)	Network volumes represent the total of billed business and processed volumes. Billed business (Card Member spending) represents transaction volumes (including cash advances) on payment products issued by American Express. Processed volumes represent transaction volumes (including cash advances) on cards issued under network partnership agreements with banks and other institutions, including joint ventures, as well as alternative payment solutions facilitated by American Express.
(G)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, except for retail cobrand cards issued by network partners that had no out-of-store spending activity during the prior twelve months. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(H)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(I)	Proprietary new cards acquired represents the number of new cards issued by American Express during the referenced period, net of replacement cards. Proprietary new cards acquired is useful as a measure of the effectiveness of our customer acquisition strategy.
(J)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of conversion into U.S. dollars (e.g., assumes the foreign exchange rates used to determine results for the current period apply to the corresponding prior year period against which such results are being compared).
(K)	Our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses and we therefore present a net write-off rate including principal, interest and/or fees. We also present a net write-off rate based on principal losses only to be consistent with industry convention.
(L)	Net write-off rate for principal losses only and 30+ days past due metrics represent consumer and small business, and are not available for corporate due to system constraints.
(M)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(N)	For purposes of the calculation of net interest yield on Card Member loans and net interest income divided by average Card Member loans, average loans include loans held for sale (HFS) as we continue to recognize interest income on these loans until they are sold. Net interest income divided by average Card Member loans, computed on an annualized basis, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans. Net interest yield on average Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income (also a non-GAAP measure) by average Card Member loans, computed on an annualized basis. Adjusted net interest income represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio. See Appendix II for calculations of net interest income divided by average Card Member loans and net interest yield on average Card Member loans.
(O)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(P)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.